Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

March 1, 2010	/S/ RICHARD C. BROWN
Richard C. Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

March 10, 2010	/S/ KELVIN L. DAVIS
Kelvin L. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

March 3, 2010	/S/ STEVEN J. DEMETRIOU
Steven J. Demetriou

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

March 2, 2010	/S/ BARRY J. GOLDSTEIN
Barry J. Goldstein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

March 2, 2010	/S/ DAN F. SMITH
Dan F. Smith

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

March 1, 2010	/S/ KAREN A. TWITCHELL
Karen A. Twitchell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

March 8, 2010	/S/ NATHAN H. WRIGHT
Nathan H. Wright

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on March 2, 2010.

/S/ MICHAEL G. MACDOUGALL Michael G. MacDougall	Director

State of   New York            )

County of   New York    ) ss.:

On the 2nd day of March in the year before me, the undersigned, personally appeared Micahel G. MacDougall, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ LORI A. MCNEILL

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on March 8, 2010.

/S/ KEVIN M. FOGARTY Kevin M. Fogarty	Chief Executive Officer, President and Director

State of Texas)

County of Harris) ss.:

On the 8th day of March in the year before me, the undersigned, personally appeared Kevin M. Fogarty, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on March 8, 2010.

/S/ STEPHEN E. TREMBLAY Stephen E. Tremblay	Chief Financial Officer

State of Texas)

County of Harris) ss.:

On the 8th day of March in the year before me, the undersigned, personally appeared Stephen E. Trembley, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS

Signature and Office of individual taking acknowledgment

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on March 9, 2010.

/S/ KEVIN G. O’BRIEN Kevin G. O’Brien	Director

State of New York)

County of Suffolk) ss.:

On the 9th day of March in the year before me, the undersigned, personally appeared Kevin G. O’Brien, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ NIKKI ANN TREZZA

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on March 10, 2010.

/S/ KEVIN M. FOGARTY Kevin M. Fogarty	Chief Executive Officer, President and Director

State of Texas)

County of Harris) ss.:

On the 10th day of March in the year before me, the undersigned, personally appeared Kevin M. Fogarty, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on March 10, 2010.

/S/ STEPHEN E. TREMBLAY Stephen E. Tremblay	Chief Financial Officer

State of Texas)

County of Harris) ss.:

On the 10th day of March in the year before me, the undersigned, personally appeared Stephen E. Tremblay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS

Signature and Office of individual taking acknowledgment

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. and/or Kraton Polymers LLC all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

[Signature Pages Follow]

SIGNATURE OF PRINCIPAL AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on March 2, 2010.

/S/ TIMOTHY J. WALSH Timothy J. Walsh	Director

State of New York)

County of Kings) ss.:

On the 2nd day of March in the year before me, the undersigned, personally appeared Timothy J. Walsh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ LOAMA JONES

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on March 8, 2010.

/S/ KEVIN M. FOGARTY Kevin M. Fogarty	Chief Executive Officer, President and Director

State of Texas)

County of Harris) ss.:

On the 8th day of March in the year before me, the undersigned, personally appeared Kevin M. Fogarty, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS

Signature and Office of individual taking acknowledgment

SIGNATURE OF AGENT AND ACKNOWLEDGEMENT:

In Witness Whereof I have hereunto signed my name on March 8, 2010.

/S/ STEPHEN E. TREMBLEY Stephen E. Tremblay	Chief Financial Officer

State of Texas)

County of Harris) ss.:

On the 8th day of March in the year before me, the undersigned, personally appeared Stephen E. Trembley, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ DENISE M. NORRIS

Signature and Office of individual taking acknowledgment